Exhibit 10.68

Certain personally identifiable information, marked by brackets as [***], has been omitted from this exhibit pursuant to Item 601(a)(6) under Regulation S-K.

SECURITIES PURCHASE AGREEMENT
This Securities Purchase Agreement (this “Agreement”) is dated as of January 12, 2020 by and among HESKA CORPORATION, a Delaware corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”).
RECITALS
A.     The Company and each Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act.
B.     Each Purchaser, severally and not jointly, wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, that aggregate number of shares of Series X Convertible Preferred Stock, par value $0.01 per share (the “Series X Preferred Stock”), of the Company, set forth below such Purchaser’s name on the signature page of this Agreement (which aggregate amount for all Purchasers together shall be 125,000 shares of Series X Preferred Stock (the “Shares”)). The shares of Public Common Stock, par value $0.01 per share (the “Common Stock”), that are issuable upon conversion of the Preferred Stock collectively are referred to herein as the “Underlying Shares”.
C.     The Shares and the Underlying Shares collectively are referred to herein as the “Securities”.
D.    In connection with the execution and delivery of this Agreement, (i) the Company and each Purchaser shall execute and deliver a Registration Rights Agreement, substantially in the form attached hereto as Exhibit A (the “Registration Rights Agreement”), pursuant to which, among other things, the Company will agree to provide certain registration rights with respect to the Shares under the Securities Act and applicable state securities laws, and (ii) the Company and Covetrus Animal Health Holdings Ltd., registered with the Company House Cardiff under company no. 07402799 (the “Seller”) intend to execute and deliver an Agreement (the “Acquisition Agreement”) whereby the Company or a subsidiary of the Company would purchase and acquire from the Seller the equity interests (the “Acquisition”) in scil animal care company GmbH. A portion of the proceeds of the Shares are intended to be used to fund the Acquisition.
NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser hereby agree as follows:
Article I
DEFINITIONS

Section 1.1    Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Section 1.1:
“Accredited Investor Questionnaire” means the Accredited Investor Questionnaire set forth as Exhibit D hereto.
“Action” means any action, suit, notice of violation or investigation pending or, to the Company’s Knowledge, threatened against the Company or any of their respective properties or any officer, director or employee of the Company acting in his or her capacity as an officer, director or employee before or by any federal, state, county, local or foreign court, arbitrator, governmental or administrative agency, regulatory authority, stock market, stock exchange or trading facility.
“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, Controls, is controlled by or is under common control with such Person, as such terms are used in and construed under Rule 405 under the Securities Act. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.
“Board” means the Board of Directors of the Company.
“Business Day” means any day except Saturday, Sunday, any day which shall be a federal legal holiday in the United States or any day on which banking institutions in the State of Colorado are authorized or required by law or other governmental action to close.
“Certificate of Designations” means the Certificate of Designations of Preferences, Rights and Limitations of Series X Convertible Preferred Stock to be filed immediately prior to the Closing by the Company with the Secretary of State of the State of Delaware, in the form of Exhibit C attached hereto.
“Closing” means the closing of the purchase and sale of the Shares on the Closing Date pursuant to Section 2.1.
“Closing Date” means the Business Day when all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all of the conditions set forth in Sections 2.1, 2.2, 5.1 and 5.2 hereof are satisfied or waived, as the case may be, or such other date as the parties may agree.
“Common Stock” has the meaning set forth in the Recitals, and also includes any other class of securities into which the Common Stock may hereafter be reclassified or changed.
“Common Stock Equivalents” means any securities of the Company which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock or other securities that entitle the holder to receive, directly or indirectly, Common Stock.
“Company Covered Person” means, with respect to the Company as an “issuer” for purposes of Rule 506 promulgated under the Securities Act, any Person listed in the first paragraph of Rule 506(d)(1).
“Company’s Knowledge” means with respect to any statement made to the Company’s Knowledge, that the statement is based upon the actual knowledge of the officers of the Company having responsibility for the matter or matters that are the subject of the statement, after reasonable inquiry.
“Control” (including the terms “controlling”, “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.
“Effectiveness Date” means the date on which the initial Registration Statement required by Section 2(a) of the Registration Rights Agreement is first declared effective by the Commission.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.
“GAAP” means U.S. generally accepted accounting principles, as applied by the Company.
“Lien” means any lien, charge, claim, encumbrance, security interest, right of first refusal, preemptive right or other restrictions of any kind.
“Material Adverse Effect” means a material adverse effect on the results of operations, assets, prospects, business or financial condition of the Company and its subsidiaries, taken as a whole, except that any of the following, arising out of, attributable to or resulting from, alone or in combination, shall not be deemed a Material Adverse Effect: (i) effects caused by changes or circumstances affecting general market conditions in the U.S. or applicable foreign economy or which are generally applicable to the industry in which the Company operates, (ii) effects caused by earthquakes, hostilities, acts of war, sabotage or terrorism or military actions or any escalation or material worsening of any such hostilities, acts of war, sabotage or terrorism or military actions existing as of the date hereof, (iii) natural disasters or calamities, (iv) changes in any applicable laws or applicable accounting regulations or principles or interpretations thereof, (v) the announcement or pendency of this Agreement or the Acquisition Agreement and the transactions contemplated hereby or thereby and including any termination of, reduction in or similar negative impact on relationships, contractual or otherwise, with any customers, suppliers, distributors, partners or employees of the Company and its subsidiaries due to the announcement and performance of this Agreement or the Acquisition Agreement and the transactions contemplated hereby or thereby, including compliance with the covenants set forth herein or therein or (vi) any action taken by the Company, or which the Company causes to be taken by any of its subsidiaries, in each case which is required or permitted by or resulting from or arising in connection with this Agreement or the Acquisition Agreement.
“Material Contract” means any contract of the Company that has been filed or was required to have been filed as an exhibit to the SEC Reports pursuant to Item 601(b)(4) or Item 601(b)(10) of Regulation S-K.
“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.
“Proceeding” means an Action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.
“Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchasers of the Registrable Securities (as defined in the Registration Rights Agreement).
“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
“Short Sales” include, without limitation, (i) all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and (ii) sales and other transactions through non-U.S. broker dealers or foreign regulated brokers (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).
“Subscription Amount” means, with respect to each Purchaser, the aggregate amount to be paid for the Shares purchased hereunder as indicated on such Purchaser’s signature page to this Agreement next to the heading “Aggregate Purchase Price (Subscription Amount)” in United States dollars and in immediately available funds.
“Transaction Documents” means this Agreement, the schedules and exhibits attached hereto, the Registration Rights Agreement, the Irrevocable Transfer Agent Instructions and any other documents or agreements explicitly contemplated hereunder.
“Transfer Agent” means Computershare Trust Company, N.A., the current transfer agent of the Company, with a mailing address of 8742 Lucent Blvd., Suite 225, Highlands Ranch, CO 80129, and a telephone number of 303-262-0710, or any successor transfer agent for the Company.

ARTICLE II
PURCHASE AND SALE
Section 2.1    Closing.
(a)    Amount. Subject to and upon the terms and conditions set forth in this Agreement, at the Closing (the “Closing”), the Company shall issue and sell to each Purchaser, and each Purchaser shall, severally and not jointly, purchase and acquire from the Company, the number of Shares set forth below each such Purchaser’s name on its signature page to this Agreement for a purchase price per Share of $1,000. The Subscription Amount for the aggregate number of Shares to be acquired by each Purchaser is each set forth below each such Purchaser’s name on its signature page to this Agreement. The conversion price for each Share initially shall be $82.85, subject to adjustment, as provided in the Certificate of Designations.
(b)    Closing. The Closing of the purchase and sale of the Shares shall take place at the offices of Gibson, Dunn & Crutcher LLP, 555 Mission Street, San Francisco, CA 94105-0921 on the Closing Date or at such other location(s) or remotely by other electronic means as the parties may mutually agree.
(c)    Form of Payment. Except as may otherwise be agreed to among the Company and one or more of the Purchasers, on or prior to the Business Day immediately prior to the Closing Date, each Purchaser shall wire its Subscription Amount, in United States dollars and in immediately available funds, to a bank account designated by the Company.
(d)    Transfer Agent Instructions. Immediately following the Closing, the Company shall issue irrevocable instructions to the Transfer Agent in substantially the form of Exhibit B attached hereto (the “Irrevocable Transfer Agent Instructions”) to deliver to each Purchaser (within five (5) Business Days after the Closing) one or more stock certificates, or evidence of book entry, evidencing the number of Shares that each such Purchaser is purchasing as is set forth on such Purchaser’s signature page to this Agreement next to the heading “Number of Shares to be Acquired.”
Section 2.2    Closing Deliveries.
(a)    At or prior to the Closing, the Company shall issue, deliver or cause to be delivered to each Purchaser (the “Company Deliverables”):
(i)    evidence of the filing of the Certificate of Designations with the Secretary of State of the State of Delaware;
(ii)     duly executed Irrevocable Transfer Agent Instructions;
(iii)    the compliance certificate referred to in Section 5.1(h); and
(iv)    the Registration Rights Agreement, duly executed by the Company.

(b)    At or prior to the Closing, each Purchaser shall deliver or cause to be delivered to the Company the following, with respect to such Purchaser (the “Purchaser Deliverables”):
(i)    its Subscription Amount, in United States dollars and in immediately available funds, in the amount indicated below such Purchaser’s name on the applicable signature page hereto under the heading “Aggregate Purchase Price (Subscription Amount)” by wire transfer to a bank account designated by the Company;
(ii)     a fully completed and duly executed Accredited Investor Questionnaire, satisfactory to the Company, in the form attached hereto as Exhibit D;
(iii)    the compliance certificate referred to in Section 5.2(f); and
(iv)    the Registration Rights Agreement, duly executed by such Purchaser.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
Section 3.1    Representations and Warranties of the Company. Except for the Required Approvals and as disclosed in the SEC Reports, the Company hereby represents and warrants as of the date hereof and the Closing Date (except for the representations and warranties that speak as of a specific date, which shall be made as of such date), to each of the Purchasers:
(a)    Organization and Qualification. The Company and each of its subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite corporate power and authority to own or lease and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any subsidiary of the Company is in violation or default of any of the provisions of its articles of incorporation or bylaws or other organizational documents. The Company and each of its subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, and no Proceeding has been instituted, is pending, or, to the Company’s Knowledge, has been threatened in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.
(b)    Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder. The Company’s execution and delivery of each of the Transaction Documents to which it is a party and the consummation by it of the transactions contemplated hereby and thereby (including, but not limited to, the sale and delivery of the Shares) have been duly authorized by all necessary corporate action on the part of the Company, and no further corporate action is required by the Company, its Board or its stockholders in connection therewith other than in connection with the Required Approvals. Each of the Transaction Documents to which it is a party has been (or upon delivery will have been) duly executed by the Company and is, or when delivered in accordance with the terms hereof, will constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.
(c)    No Conflicts. The execution, delivery and performance by the Company of the Transaction Documents to which it is a party and the consummation by the Company of the transactions contemplated hereby or thereby (including, without limitation, the issuance of the Shares) do not and will not (i) conflict with or violate any provisions of the Company’s or any subsidiary’s certificate of incorporation or bylaws or other similar organizational documents of any such subsidiary, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would result in a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any subsidiary of the Company or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any Material Contract, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a subsidiary of the Company is subject (including federal and state securities laws and regulations and the rules and regulations, assuming the correctness of the representations and warranties made by the Purchasers herein, of any self-regulatory organization to which the Company or its securities are subject, including all applicable Trading Markets), or by which any property or asset of the Company is bound or affected, except in the case of clauses (ii) and (iii) such as would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect or a material adverse effect on the legality, validity or enforceability of any Transaction Document or the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document.
(d)    Filings, Consents and Approvals. Neither the Company nor any of its subsidiaries is required to obtain any consent, waiver, approval, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, holder of outstanding securities of the Company or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents (including the issuance of the Securities), other than (i) filings required by applicable state securities laws, (ii) the filing of a Notice of Sale of Securities on Form D with the Commission under Regulation D of the Securities Act, (iii) the filing of any requisite notices and/or application(s) to the Nasdaq Capital Market for the issuance and sale of the Securities and the listing of the Shares for trading or quotation, as the case may be, thereon in the time and manner required thereby, (iv) the filing with the Commission of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement, (v) obtaining stockholder approval to increase the number of shares of authorized Common Stock and (vi) those that have been made or obtained prior to the date of this Agreement (collectively, the “Required Approvals”).
(e)    Issuance of the Securities. The Shares have been duly authorized and, when issued and paid for in accordance with the terms of the Transaction Documents, will be duly and validly issued, fully paid and non-assessable and free and clear of all Liens, other than restrictions on transfer provided for in the Transaction Documents or imposed by applicable securities laws, and shall not be subject to preemptive or similar rights of stockholders. Assuming the accuracy of the representations and warranties of the Purchasers in this Agreement, the Securities will be issued in compliance with all applicable federal and state securities laws. No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act (a “Disqualification Event”) is applicable to the Company or, to the Company’s knowledge, any Company Covered Person, except for a Disqualification Event as to which Rule 506(d)(2)(ii–iv) or (d)(3), is applicable.
(f)    Capitalization. The capitalization of the Company is as described in its most recently filed SEC Report on Form 10-Q, except for issuances pursuant to this Agreement, stock option exercises, issuances pursuant to equity incentive plans, exercises of warrants or issuances pursuant to the Company’s “at the market” equity program. The Company has not issued any capital stock since the date of its most recently filed SEC Report other than to reflect stock option and warrant exercises that do not, individually or in the aggregate, have a material effect on the issued and outstanding capital stock, options and other securities of the Company. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents that have not been effectively waived as of the Closing Date. Except as a result of the purchase and sale of the Shares, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. The issuance and sale of the Shares will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and non-assessable, have been issued in compliance in all material respects with all applicable federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities which violation would have or would reasonably be expected to result in a Material Adverse Effect. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the Company’s Knowledge, between or among any of the Company’s stockholders.
(g)    SEC Reports. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the 12 months preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension, except where the failure to file on a timely basis would not have or reasonably be expected to result in a Material Adverse Effect and would not have or reasonably be expected to result in any limitation or prohibition on the Company’s ability to register the Shares for resale on Form S-3 or any Purchaser’s ability to use Rule 144 to resell any Securities. As of their respective filing dates, none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Each of the Material Contracts to which the Company or any subsidiary of the Company is a party or to which the property or assets of the Company or any of its subsidiaries are subject has been filed (or incorporated by reference) as an exhibit to the SEC Reports.
(h)    Financial Statements. The consolidated financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing (or to the extent corrected by a subsequent amendment). Such consolidated financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries taken as a whole as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial year-end audit adjustments.
(i)    Material Changes. Since the date of the latest financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof or a widely disseminated press release issued prior to the date hereof, (i) there have been no events, occurrences or developments that have had or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, (ii) the Company has not incurred any material liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered materially its method of accounting or the manner in which it keeps its accounting books and records, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock (other than in connection with repurchases of unvested stock issued to employees of the Company) and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except Common Stock issued in the ordinary course as dividends on outstanding preferred stock or issued pursuant to existing Company stock option or stock purchase plans or executive and director compensation arrangements disclosed in the SEC Reports.

(j)    Certain Fees. No Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or a Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company. The Purchasers shall have no obligation with respect to any fees or with respect to any claim made by or on behalf of other Persons for fees of a type contemplated in this Section 3.1(j) pursuant to any agreement to which the Company is a party that may be due in connection with the transactions contemplated by the Transaction Documents. The Company shall indemnify, pay, and hold each Purchaser harmless against, any liability, loss or expense (including, without limitation, attorneys’ fees and out-of-pocket expenses) arising in connection with any such right, interest or claim.
(k)    Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2 of this Agreement and the accuracy of the information disclosed in the Accredited Investor Questionnaires provided by the Purchasers, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers under the Transaction Documents. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Nasdaq Capital Market.
(l)    Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Shares, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.
(m)    Registration Rights. Other than the right of each of Purchaser pursuant to the Registration Rights Agreement, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.
(n)    Listing and Maintenance Requirements. The Company’s Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to terminate the registration of the Common Stock under the Exchange Act, nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not, in the 12 months preceding the date hereof, received written notice from any Trading Market on which the Common Stock is listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is in compliance with all listing and maintenance requirements of the Nasdaq Capital Market on the date hereof and the issuance of the Securities will not violate any such listing or maintenance requirements.
(o)    Application of Takeover Protections. The Company and the Board have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s charter documents or the laws of its state of incorporation that is or could reasonably be expected to become applicable to any of the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including, without limitation, the Company’s issuance of the Securities and the Purchasers’ ownership of the Securities.

(p)    No Integrated Offering. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, neither the Company nor, to the Company’s Knowledge, any Person acting on its behalf has, directly or indirectly, at any time within the past six months, made any offers or sales of any Company security or solicited any offers to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale by the Company of the Securities as contemplated hereby or (ii) cause the offering of the Securities pursuant to the Transaction Documents to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or stockholder approval provisions, including, without limitation, under the rules and regulations of any Trading Market on which any of the securities of the Company are listed or designated unless such integration would not have or reasonably be expected to result in a Material Adverse Effect.
(q)    No General Solicitation. Neither the Company nor, to the Company’s Knowledge, any Person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising.
Section 3.2    Representations and Warranties of the Purchasers. Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:
(a)    Organization; Authority. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate, limited liability company or partnership power and authority to enter into and to consummate the transactions contemplated by the applicable Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement by such Purchaser and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or, if such Purchaser is not a corporation, such partnership, limited liability company or other applicable like action, on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.
(b)    No Conflicts. The execution, delivery and performance by such Purchaser of this Agreement and the Registration Rights Agreement and the consummation by such Purchaser of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such Purchaser, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Purchaser is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Purchaser, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Purchaser to perform its obligations hereunder.
(c)    Investment Intent. Such Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Shares for its own account and not with a view to, or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities laws; provided, however, that by making the representations herein, such Purchaser does not agree to hold any of the Securities for any minimum period of time and reserves the right, subject to the provisions of this Agreement and the Registration Rights Agreement, at all times to sell or otherwise dispose of all or any part of such Securities pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws. Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser does not presently have any agreement, plan or understanding, directly or indirectly, with any Person to distribute or effect any distribution of any of the Securities (or any securities which are derivatives thereof) to or through any Person; such Purchaser is not a registered broker-dealer under Section 15 of the Exchange Act or an entity engaged in a business that would require it to be so registered as a broker-dealer.
(d)    Purchaser Status. At the time such Purchaser was offered the Shares, it was, and at the date hereof it is, an “accredited investor” as defined in Rule 501(a) under the Securities Act.
(e)    General Solicitation. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general advertisement.
(f)    Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.
(g)    Access to Information. Such Purchaser acknowledges that it has had the opportunity to review the SEC Reports and has been afforded the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser’s right to rely on the truth, accuracy and completeness of the Company’s representations and warranties contained in the Transaction Documents.
(h)    Brokers and Finders. No Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or any Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of such Purchaser.
(i)    Independent Investment Decision. Such Purchaser has independently evaluated the merits of its decision to purchase Securities pursuant to the Transaction Documents, and such Purchaser confirms that it has not relied on the advice of any other Purchaser’s business and/or legal counsel in making such decision. Such Purchaser understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Purchaser in connection with the purchase of the Securities constitutes legal, tax or investment advice. Such Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities.
(j)    Reliance on Exemptions. Such Purchaser understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Securities.
(k)    No Governmental Review. Such Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.
(l)    Residency. Such Purchaser’s residence (if an individual) or offices in which its investment decision with respect to the Securities was made (if an entity) are located at the address immediately below such Purchaser’s name on its signature page hereto.
(m)    Accuracy of Accredited Investor Questionnaire. The Accredited Investor Questionnaire delivered by such Purchaser in connection with this Agreement is complete and accurate in all respects as of the date of this Agreement and will be correct as of the Closing Date.
The Company and each of the Purchasers acknowledge and agree that no party to this Agreement has made or makes any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Article III and the Transaction Documents.
ARTICLE IV
OTHER AGREEMENTS OF THE PARTIES
Section 4.1    Transfer Restrictions.
(a)    Compliance with Laws. Notwithstanding any other provision of this Article IV, each Purchaser, severally but not jointly, covenants that the Securities may be disposed of only pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act, or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in compliance with any applicable state and federal securities laws. In connection with any transfer of the Securities other than (i) pursuant to an effective registration statement, (ii) to the Company, (iii) pursuant to Rule 144 (provided that such Purchaser provides the Company with reasonable assurances (in the form of seller and, if applicable, broker representation letters) that the securities may be sold pursuant to such rule) or (iv) in connection with a bona fide pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and the Registration Rights Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement with respect to such transferred Securities.
(b)    Legends. Certificates evidencing the Securities shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form, until such time as they are not required under Section 4.1(c):
NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON CONVERSION OF THESE SECURITIES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS TRANSFER AGENT OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.
The Company acknowledges and agrees that a Purchaser may from time to time pledge, and/or grant a security interest in, some or all of the legended Securities in connection with applicable securities laws, pursuant to a bona fide margin agreement in compliance with a bona fide margin loan. Such a pledge would not be subject to approval or consent of the Company and no legal opinion of legal counsel to the pledgee, secured party or pledgor shall be required in connection with the pledge, but such legal opinion shall be required in connection with a subsequent transfer or foreclosure following default by such Purchaser transferee of the pledge. No notice shall be required of such pledge, but such Purchaser’s transferee shall promptly notify the Company of any such subsequent transfer or foreclosure of such legended Securities. Each Purchaser acknowledges that the Company shall not be responsible for any pledges relating to, or the grant of any security interest in, any of the Securities or for any agreement, understanding or arrangement between any Purchaser and its pledgee or secured party. At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling stockholders thereunder. Each Purchaser acknowledges and agrees that, except as otherwise provided in Section 4.1(c), any Securities subject to a pledge or security interest as contemplated by this Section 4.1(b) shall continue to bear the legend set forth in this Section 4.1(b) and be subject to the restrictions on transfer set forth in Section 4.1(a).
(c)    Removal of Legends. The legend set forth in Section 4.1(b) above shall be removed and the Company shall issue a certificate or book-entry statement without such legend or any other legend to the holder of the applicable Securities upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at the Depository Trust Company (“DTC”), if such Securities are registered for resale under the Securities Act (provided that, if a Purchaser is selling pursuant to the Registration Statement, such Purchaser agrees to only sell such Securities during such time that the Registration Statement is effective and not withdrawn or suspended, and only as permitted by the Registration Statement). Following the Effective Date, the Company shall deliver to the Transfer Agent irrevocable instructions that the Transfer Agent shall reissue a certificate representing the applicable Shares without legend upon receipt by the Transfer Agent of the legended certificates for such Shares.
(d)    Acknowledgement. Each Purchaser, severally but not jointly, acknowledges its primary responsibilities under the Securities Act and accordingly will not sell or otherwise transfer the Securities or any interest therein without complying with the requirements of the Securities Act and applicable law. While the Registration Statement remains effective, each Purchaser hereunder may sell the Shares in accordance with the plan of distribution contained in the Registration Statement and if it does so it will comply therewith and with the related prospectus delivery requirements unless an exemption therefrom is available. Each Purchaser, severally and not jointly with the other Purchasers, agrees that if it is notified by the Company in writing at any time that the Registration Statement registering the resale of the Shares is not effective or that the prospectus included in such Registration Statement no longer complies with the requirements of Section 10 of the Securities Act, such Purchaser will refrain from selling such Shares until such time as the Purchaser is notified by the Company that such Registration Statement is effective or such prospectus is compliant with Section 10 of the Securities Act, unless such Purchaser is able to, and does, sell such Shares pursuant to an available exemption from the registration requirements of Section 5 of the Securities Act. Both the Company and its Transfer Agent, and their respective directors, officers, employees and agents, may rely on this Section 4.1(d) and each Purchaser, severally but not jointly, with the other Purchasers will indemnify and hold harmless each of such persons from any breaches or violations of this Section 4.1(d).
Section 4.2    No Integration. The Company shall not, and shall use its commercially reasonable efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that will be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers, or that will be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.
Section 4.3    Publicity. Each Purchaser, severally but not jointly, covenants that it will comply with the provisions of any confidentiality or nondisclosure agreement executed by it and, in addition, until such time as the transactions contemplated by this Agreement are required to be publicly disclosed by the Company under applicable securities laws or as otherwise set forth in any such confidentiality or nondisclosure agreement, such Purchaser will maintain the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).
Section 4.4    Form D; Blue Sky. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof, promptly upon the written request of any Purchaser. The Company, on or before the Closing Date, shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Purchasers at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification) and shall provide evidence of such actions promptly upon the written request of any Purchaser.
Section 4.5    Short Sales and Confidentiality After The Date Hereof. Such Purchaser shall not, and shall cause its Affiliates not to, engage, directly or indirectly, in any transactions in the Company’s securities (including, without limitation, any Short Sales involving the Company’s securities) during the period from the date hereof until the transactions contemplated by this Agreement are first publicly announced. Each Purchaser, severally and not jointly with the other Purchasers, covenants that until the earlier of such time as (i) the transactions contemplated by this Agreement are publicly disclosed by the Company or (ii) this Agreement is terminated in full pursuant to Section 6.15, such Purchaser will maintain the confidentiality of the existence and terms of this transaction and the information included in the Transaction Documents. Further, each Purchaser agrees, severally and not jointly with any Purchasers, that they will not enter into any Net Short Sales (as hereinafter defined) from the period commencing on the date hereof and ending on the earliest of (x) the Effective Date of the initial Registration Statement, (y) January 12, 2022 or (z) the date that such Purchaser no longer holds any Securities. For purposes of this Section 4.5, a “Net Short Sale” by any Purchaser shall mean a sale of Common Stock by such Purchaser that is marked as a non-exempt short sale and that is made at a time when there is no equivalent offsetting long position in Common Stock held by such Purchaser. For purposes of determining whether there is an equivalent offsetting position in Common Stock held by the Purchaser, the amount of shares of Common Stock held in a long position shall be all Shares issuable to such Purchaser on such date, plus any shares of Common Stock or Common Stock Equivalents otherwise then held by such Purchaser. Notwithstanding the foregoing, in the event that a Purchaser is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the representation set forth above shall apply only with respect to the portion of assets managed by the portfolio manager that have knowledge about the financing transaction contemplated by this Agreement.

ARTICLE V
CONDITIONS PRECEDENT TO CLOSING
Section 5.1    Conditions Precedent to the Obligations of the Purchasers to Purchase Securities. The obligation of each Purchaser to acquire Shares at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, on or prior to the Closing Date, of each of the following conditions, any of which may be waived by such Purchaser (as to itself only):
(a)    Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects) as of the date when made and as of the Closing Date, as though made on and as of such date, except for such representations and warranties that speak as of a specific date.
(b)    Performance. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing.
(c)    No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.
(d)    Consents. The Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Securities at the Closing (including all Required Approvals that are required to be performed prior to the Closing), all of which shall be and remain so long as necessary in full force and effect.
(e)    Adverse Change. Since the date of execution of this Agreement, no event or series of events shall have occurred that has had or would reasonably be expected to have a Material Adverse Effect.
(f)    No Suspensions of Trading in Common Stock. The Common Stock shall not have been suspended, as of the Closing Date, by the Commission or the Nasdaq Capital Market from trading on the Nasdaq Capital Market nor shall suspension by the Commission or the Nasdaq Capital Market have been threatened, as of the Closing Date, either (A) in writing by the Commission or the Nasdaq Capital Market or (B) by falling below the minimum listing maintenance requirements of the Nasdaq Capital Market.
(g)    Company Deliverables. The Company shall have delivered the Company Deliverables in accordance with Section 2.2(a).
(h)    Compliance Certificate. The Company shall have delivered to each Purchaser a certificate, dated as of the Closing Date and signed by its Chief Executive Officer or its Principal Accounting and Financial Officer, certifying to the fulfillment of the conditions specified in Sections 5.1(a) and (b).
(i)    Acquisition Agreement. All conditions in Article 4 of the Acquisition Agreement to be satisfied prior to Closing (as defined in the Acquisition Agreement) shall have been satisfied or waived (except for any such conditions that by their nature may only be satisfied at or in connection with the occurrence of Closing under the Acquisition Agreement) and each of the Parties (as defined in the Acquisition Agreement) shall be prepared to take the Closing Actions (as defined in the Acquisition Agreement) set forth in Section 4.4 of the Acquisition Agreement.
(j)    Termination. This Agreement shall not have been terminated as to such Purchaser in accordance with Section 6.15 herein.
Section 5.2    Conditions Precedent to the Obligations of the Company to sell Securities. The Company’s obligation to sell and issue the Shares at the Closing to the Purchasers is subject to the fulfillment to the satisfaction of the Company on or prior to the Closing Date of the following conditions, any of which may be waived by the Company:
(a)    Representations and Warranties. The representations and warranties made by the Purchasers in Section 3.2 hereof shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects) as of the date when made, and as of the Closing Date as though made on and as of such date, except for representations and warranties that speak as of a specific date.
(b)    Performance. Such Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Purchaser at or prior to the Closing Date.
(c)    No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.
(d)    Consents. The Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Securities at the Closing (including all Required Approvals that are required to be performed prior to the Closing), all of which shall be and remain so long as necessary in full force and effect.
(e)    Purchasers Deliverables. Such Purchaser shall have delivered its Purchaser Deliverables in accordance with Section 2.2(b).
(f)    Compliance Certificate. Such Purchaser shall have delivered to the Company a certificate, dated as of the Closing Date and signed by a duly authorized executive officer, certifying to the fulfillment of the conditions specified in Sections 5.2(a) and (b).
(g)    Acquisition Agreement. All conditions in Article 4 of the Acquisition Agreement to be satisfied prior to Closing (as defined in the Acquisition Agreement) shall have been satisfied or waived (except for any such conditions that by their nature may only be satisfied at or in connection with the occurrence of Closing under the Acquisition Agreement) and each of the Parties (as defined in the Acquisition Agreement) shall be prepared to take the Closing Actions (as defined in the Acquisition Agreement) set forth in Section 4.4 of the Acquisition Agreement.
(h)    Termination. This Agreement shall not have been terminated as to such Purchaser in accordance with Section 6.15 herein.
ARTICLE VI
MISCELLANEOUS
Section 6.1    Fees and Expenses. The Company and each Purchaser, severally and not jointly with any other Purchaser, shall pay the fees and expenses of their respective advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party in connection with the negotiation, preparation, execution, delivery and performance of this Agreement. Each Purchaser, severally and not jointly with any other Purchaser, shall be responsible for all other tax liability that may arise as a result of the holding or the transferring of the Securities by it.
Section 6.2    Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, and any confidentiality or nondisclosure agreement entered into prior to the date of this Agreement with respect to the transactions contemplated thereby, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after the Closing, and without further consideration, the Company and the Purchasers will execute and deliver to the other such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.
Section 6.3    Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via electronic mail to the electronic mail address specified in this Section 6.3 prior to 5:00 p.m., Mountain Time, on a Business Day, (b) the next Business Day after the date of transmission, if such notice or communication is delivered via electronic mail to the electronic mail address specified in this Section 6.3 on a day that is not a Business Day or later than 5:00 p.m., Mountain Time, on any Business Day, (c) the Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service with next day delivery specified, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:	Heska Corporation 3760 Rocky Mountain Ave
Loveland, CO 80538
Attention: Legal Department
Email: [***]

With a copy to (which shall not constitute notice):

Gibson, Dunn & Crutcher LLP
1801 California Street
Denver, Colorado, 80202-2642
Attention:     Robyn Zolman
Ryan A. Murr
Email:         rzolman@gibsondunn.com
        rmurr@gibsondunn.com
If to a Purchaser: To the address set forth under such Purchaser’s name on the signature page hereof; or such other address as may be designated in writing hereafter, in the same manner, by such Person.
Section 6.4    Amendments; Waivers; No Additional Consideration. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchasers holding or having the right to acquire a majority of the Shares on a fully-diluted basis at the time of such amendment (which amendment shall be binding on all Purchasers or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought). No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right. No consideration shall be offered or paid to any Purchaser to amend or consent to a waiver or modification of any provision of any Transaction Document that, by its terms, applies to all Purchasers, unless the same consideration is also offered to all Purchasers who then hold Securities.
Section 6.5    Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This

Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents.
Section 6.6    Successors and Assigns. The provisions of this Agreement shall inure to the benefit of and be binding upon the parties and their successors and permitted assigns. This Agreement, or any rights or obligations hereunder, may not be assigned by the Company without the written consent of Purchasers holding or having the right to acquire a majority of the Shares on a fully-diluted basis at the time of such consent. Any Purchaser may assign its rights hereunder in whole or in part to any Person to whom such Purchaser assigns or transfers any Securities in compliance with the Transaction Documents and applicable law, provided that such transferee shall agree in writing to be bound, with respect to the transferred Securities, by the terms and conditions of this Agreement that apply to the “Purchasers”.
Section 6.7    No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.
Section 6.8    Survival. Subject to applicable statute of limitations, the representations, warranties agreements and covenants contained herein shall survive the Closing and the delivery of the Securities and any confidentiality or nondisclosure obligations set forth in any agreement entered into prior to the date of this Agreement with respect to the transactions contemplated by the Transaction Documents shall survive according to the terms of such agreements.
Section 6.9    Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.
Section 6.10    Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.
Section 6.11    Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company and the Transfer Agent of such loss, theft or destruction and the execution by the holder thereof of a customary lost certificate affidavit of that fact and an agreement to indemnify and hold harmless the Company and the Transfer Agent for any losses in connection therewith or, if required by the Transfer Agent, a bond in such form and amount as is required by the Transfer Agent. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities. If a replacement certificate or instrument evidencing any Securities is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.
Section 6.12    Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any Action for specific performance of any such obligation (other than in connection with any Action for a temporary restraining order) the defense that a remedy at law would be adequate.
Section 6.13    Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the Court of Chancery of the State of Delaware, provided, that if jurisdiction is not then available in the Court of Chancery of the State of Delaware, then any such legal action or proceeding may be brought in any federal court located in the State of Delaware or any other Delaware state court. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the aforesaid courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
Section 6.14     Waiver of Conflicts. Each Purchaser acknowledges that Gibson, Dunn & Crutcher LLP, outside general counsel to the Company, has in the past performed and is or may now or in the future represent one or more Purchasers or their Affiliates in matters unrelated to the transactions contemplated by the this Agreement, including representation of such Purchasers or their Affiliates in matters of a similar nature to the transactions contemplated by this Agreement. The applicable rules of professional conduct require that Gibson, Dunn & Crutcher LLP inform the Purchasers hereunder of this representation and obtain their consent. Gibson, Dunn & Crutcher LLP has served as outside general counsel to the Company and has negotiated the terms of this Agreement solely on behalf of the Company. Each Purchaser hereby (a) acknowledges that they have had an opportunity to ask for and have obtained information relevant to such representation; (b) acknowledges that with respect to the transactions contemplated by this Agreement, Gibson, Dunn & Crutcher LLP has represented solely the Company, and not any Purchaser or any stockholder, director or employee of the Company or any Purchaser; and (c) gives its informed consent to Gibson, Dunn & Crutcher LLP’s representation of the Company in the transactions contemplated by this Agreement.
Section 6.15    Termination. This Agreement may be terminated and the sale and purchase of the Shares abandoned at any time prior to the Closing by either the Company or any Purchaser (with respect to itself only) upon written notice to the other, if the Closing has not been consummated on or prior to May 31, 2020; provided, however, that the right to terminate this Agreement under this Section 6.15 shall not be available to any Person whose failure to comply with its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such time. Nothing in this Section 6.15 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents. In the event of a termination pursuant to this Section 6.15, the Company shall promptly notify all non-terminating Purchasers. Upon a termination in accordance with this Section 6.15, the Company and the terminating Purchaser(s) shall not have any further obligation or liability (including arising from such termination) to the other, and no Purchaser will have any liability to any other Purchaser under the Transaction Documents as a result therefrom. The Company and any Purchaser(s) may extend the term of this Agreement in accordance with the amendment provisions of Section 6.4 herein.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.
HESKA CORPORATION

By:    /s/ Kevin Wilson
Name: Kevin Wilson
Title: CEO, President

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[SIGNATURE PAGES FOR PURCHASERS FOLLOW]

[Signature Page to Securities Purchase Agreement]

NAME OF PURCHASER:
Janus Henderson Venture Fund

By:     /s/ Scott Stutzman
Name: Scott Stutzman
Title: Executive Vice President – Portfolio Manager
Aggregate Purchase Price (Subscription Amount): $19,025,000
Number of Shares to be Acquired: 19,025
Tax ID No.: [***]
Address for Notice/Residency of Purchaser:
[***]
Delivery Instructions (if different than above):
[***]

[Signature Page to Securities Purchase Agreement]

NAME OF PURCHASER:
Janus Capital Funds PLC – Janus Henderson US Venture Fund

By:     /s/ Scott Stutzman
Name: Scott Stutzman
Title: Executive Vice President – Portfolio Manager
Aggregate Purchase Price (Subscription Amount): $975,000
Number of Shares to be Acquired: 975
Tax ID No.: [***]
Address for Notice/Residency of Purchaser:
[***]
Delivery Instructions (if different than above):
[***]

[Signature Page to Securities Purchase Agreement]

NAME OF PURCHASER:
Nine Ten Partners LP
By:     /s/ Russell Mollen
Name: Russell Mollen
Title: Portfolio Manager
Aggregate Purchase Price (Subscription Amount): $35,000,000
Number of Shares to be Acquired: 35,000
Tax ID No.: [***]
Address for Notice/Residency of Purchaser:
[***]
Delivery Instructions (if different than above):

[Signature Page to Securities Purchase Agreement]

NAME OF PURCHASER:
Eversept Global Healthcare Fund, L.P.
By:     /s/ Kamran Moghtaderi
Name: Kamran Moghtaderi
Title: Managing Member, Eversept GP, LLC, general partner
Aggregate Purchase Price (Subscription Amount): $30,000,000
Number of Shares to be Acquired: 30,000
Tax ID No.: [***]
Address for Notice/Residency of Purchaser:
[***]
Delivery Instructions (if different than above):

[Signature Page to Securities Purchase Agreement]

NAME OF PURCHASER:
Park West Investors Master Fund, Limited
By: Park West Asset Management LLC
Its: Investment Manager
By:     /s/ Grace Jimenez
Name: Grace Jimenez
Title: Chief Financial Officer
Aggregate Purchase Price (Subscription Amount): $36,360,000
Number of Shares to be Acquired: 36,360
Tax ID No.: [***]
Address for Notice/Residency of Purchaser:
[***]
Delivery Instructions (if different than above):

[Signature Page to Securities Purchase Agreement]

NAME OF PURCHASER:
Park West Partners International, Limited
By: Park West Asset Management LLC
Its: Investment Manager
By:     /s/ Grace Jimenez
Name: Grace Jimenez
Title: Chief Financial Officer
Aggregate Purchase Price (Subscription Amount): $3,640,000
Number of Shares to be Acquired: 3,640
Tax ID No.: [***]
Address for Notice/Residency of Purchaser:
[***]
Delivery Instructions (if different than above):

[Signature Page to Securities Purchase Agreement]

EXHIBITS
Exhibit A: Form of Registration Rights Agreement
Exhibit B: Form of Irrevocable Transfer Agent Instructions
Exhibit C: Form of Certificate of Designations
Exhibit D: Accredited Investor Questionnaire

EXHIBIT A
Form of Registration Rights Agreement
[Attached]

REGISTRATION RIGHTS AGREEMENT
This Registration Rights Agreement (this “Agreement”) is made and entered into as of [_______], 2020, by and among Heska Corporation, a Delaware corporation (the “Company”), and the several purchasers signatory hereto (each a “Purchaser” and collectively, the “Purchasers”).
This Agreement is made pursuant to that certain Series X Preferred Securities Purchase Agreement, dated as of January 12, 2020, by and among the Company and the Purchasers (the “Purchase Agreement”).
NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers agree as follows:
1.Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the respective meanings set forth in this Section 1:“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, Controls, is controlled by or is under common control with such Person, as such terms are used in and construed under Rule 405 under the Securities Act. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.
“Commission” means the U.S. Securities and Exchange Commission, or any successor entity or entities, including, if applicable, the staff of the Commission.
“Common Stock” means the Company’s Public Common Stock, par value $0.01 per share, and any other class of securities into which the Common Stock may hereafter be reclassified or changed.
“Control” (including the terms “controlling”, “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.
“Conversion Date” means the date of issuance of the Common Stock issued upon the conversion of the Series X Preferred Stock.
“Effectiveness Date” means: (a) with respect to the Initial Registration Statement required to be filed hereunder, the 90th day following the Conversion Date (or the 135th day following the Conversion Date in the event the Initial Registration Statement is reviewed by the Commission), (b) with respect to any additional Registration Statements which may be required pursuant to Section 2 hereof, the 90th day following the date on which an additional Registration Statement is required to be filed hereunder (or the 135th day following such date in the event such additional Registration Statement is reviewed by the Commission). If the Effectiveness Date falls on a Saturday, Sunday or other date that the Commission is closed for business, the Effectiveness Date shall be extended to the next day on which the Commission is open for business.
“Effectiveness Period” shall have the meaning set forth in Section 2(a).
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
“Filing Date” means: (a) with respect to the Initial Registration Statement, the later of (i) the 45th calendar day following the Conversion Date and (ii) the 75th calendar day following the Closing Date of the Acquisition Agreement, and (b) with respect to any additional Registration Statements that may be required pursuant to Section 2 hereof, the 45th day following the date on which the Company first knows, or reasonably should have known, that such additional Registration Statement is required under such Section; provided, however, that if the Filing Date falls on a Saturday, Sunday or other day that the Commission is closed for business, the Filing Date shall be extended to the next business day on which the Commission is open for business.
“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.
“Indemnified Party” shall have the meaning set forth in Section 6(c).
“Indemnifying Party” shall have the meaning set forth in Section 6(c).
“Initial Registration Statement” means the initial Registration Statement required to be filed to cover the resale by the Holders of the Registrable Securities pursuant to Section 2(a).
“Losses” shall have the meaning set forth in Section 6(a).
“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.
“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.
“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A or Rule 430B promulgated by the Commission pursuant to the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.
“Reduction Securities” shall have the meaning set forth in Section 2(b).
“Registrable Securities” means Common Stock issuable upon the conversion of the Series X Preferred Stock; provided, however, that with respect to any Holder, the Registrable Securities of such Holder shall cease to be Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) for so long as (a) a Registration Statement with respect to the sale of such Registrable Securities is declared effective by the Commission under the Securities Act and all such Registrable Securities have been disposed of by such Holder in accordance with such effective Registration Statement, (b) such Registrable Securities of such Holder have been previously sold or transferred in accordance with Rule 144, or (c) such Registrable Securities of such Holder become eligible for resale without volume or manner-of-sale restrictions and without current public information requirements under Rule 144, as reasonably determined by the Company, upon the advice of counsel to the Company.
“Registration Statement” means each of the following: (i) an initial registration statement which is required to register the resale of the Registrable Securities, and (ii) each additional registration statement, if any, contemplated by Section 2, and including, in each case, the Prospectus, amendments and supplements to each such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.
“Resumption Notice” shall have the meaning set forth in Section 7(c).
“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
“Series X Preferred Stock” means the Company’s Series X Convertible Preferred Stock, par value $0.01 per share.
“Trading Day” means any day on which the Common Stock is traded on The NASDAQ Capital Market, or, if The NASDAQ Capital Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded.
“Transaction Documents” shall have the meaning set forth in the Purchase Agreement.
“Underwritten Offering” means a registration in which Registrable Securities are sold to an underwriter for reoffering to the public.
2.Registration.As soon as reasonably practicable, on or prior to each Filing Date, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all of the Registrable Securities that are not then registered on an existing and effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 or, if Rule 415 is not available for offers and sales of the Registrable Securities, by such other means of distribution of Registrable Securities as the Holders may reasonably specify. The Registration Statement filed hereunder shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith) and shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement) the “Plan of Distribution” in substantially the form attached hereto as Annex A (which may be modified to respond to comments, if any, provided by the Commission). The Company shall use its commercially reasonable efforts to cause a Registration Statement filed under this Agreement to be declared effective under the Securities Act promptly but, in any event, no later than the Effectiveness Date for such Registration Statement, and shall, subject to Section 7(c) hereof, use its commercially reasonable efforts to keep the Registration Statement continuously effective under the Securities Act until the earlier of (i) the date that is two years after the effectiveness of the Registration Statement and (ii) the date on which all securities under such Registration Statement have ceased to be Registrable Securities (the “Effectiveness Period”). Notwithstanding the foregoing, the Company shall be entitled to suspend the effectiveness of the Registration Statement at any time prior to the expiration of the Effectiveness Period for up to an aggregate of 30 consecutive Trading Days or an aggregate of 60 Trading Days (which need not be consecutive) in any given 360-day period. It is agreed and understood that the Company shall, from time to time, be obligated to file one or more additional Registration Statements to cover any Registrable Securities which are not registered for resale pursuant to a pre-existing Registration Statement.
(a)Notwithstanding anything contained herein to the contrary, in the event that the Commission limits the amount of Registrable Securities that may be included and sold by Holders in any Registration Statement, including the Initial Registration Statement, pursuant to Rule 415 or any other basis, the Company may reduce the number of Registrable Securities included in such Registration Statement on behalf of the Holders in whole or in part (in case of an exclusion as to a portion of such Registrable Securities, such portion shall be allocated pro rata among such Holders first in proportion to the respective numbers of Registrable Securities requested to be registered by each such Holder over the total amount of Registrable Securities) (such Registrable Securities, the “Reduction Securities”). In such event the Company shall give the Holders prompt notice of the number of such Reduction Securities excluded and the Company will not be liable for any damages under this Agreement in connection with the exclusion of such Reduction Securities. The Company shall use its commercially reasonable efforts to file with the Commission, as promptly as allowed by the Commission, one or more registration statements on Form S-3 or, if the Company is ineligible to register for resale the Registrable Securities on Form S-3, such other form available to register for resale all of the Reduction Securities that were not registered for resale on the Initial Registration Statement, as amended, or the New Registration Statement (the “Remainder Registration Statements”). Such Remainder Registration Statements shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of any such Registration Statement) the “Plan of Distribution” in substantially the form attached hereto as Annex A (which may be modified to respond to comments, if any, provided by the Commission). The Company shall use its commercially reasonable efforts to cause each such Remainder Registration Statement to be declared effective under the Securities Act no later than the Effectiveness Date, and shall use its commercially reasonable efforts to keep each such Remainder Registration Statement continuously effective under the Securities Act during the entire Effectiveness Period, subject to Section 7(c) hereof. Notwithstanding the foregoing, the Company shall be entitled to suspend the effectiveness of a Remainder Registration Statement at any time prior to the expiration of the Effectiveness Period for an aggregate of no more than 30 consecutive Trading Days or an aggregate of 60 Trading Days (which need not be consecutive) in any given 360-day period.
3.Registration Procedures.In connection with the Company’s registration obligations hereunder, the Company shall:Not less than three Trading Days prior to the filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto, furnish to the Holders copies of all such documents proposed to be filed (other than those incorporated by reference). Notwithstanding the foregoing, the Company shall not be required to furnish to the Holders any prospectus supplement being prepared and filed solely to name new or additional selling stockholders unless such Holders are named in such prospectus supplement. In addition, in the event that any Registration Statement is on Form S-1 (or other form which does not permit incorporation by reference), the Company shall not be required to furnish to the Holders any prospectus supplement containing information included in a report or proxy statement filed under the Exchange Act that would be incorporated by reference in such Registration Statement if such Registration Statement were on Form S-3 (or other form which permits incorporation by reference). The Company shall duly consider any comments made by Holders and received by the Company not later than two Trading Days prior to the filing of the Registration Statement, but shall not be required to accept any such comments to which it reasonably objects.
(a)(i) Prepare and file with the Commission such amendments, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities for its Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to each Registration Statement or any amendment thereto; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the Registration Statements and the disposition of all Registrable Securities covered by each Registration Statement; provided, however, that each Holder shall be responsible for the delivery of the Prospectus to the Persons to whom such Holder sells any of the Series X Preferred Stock (including in accordance with Rule 172 under the Securities Act), and each Holder agrees to dispose of Registrable Securities in compliance with the “Plan of Distribution” described in the Registration Statement and otherwise in compliance with applicable federal and state securities laws.
(b)Notify the Holders (which notice shall, pursuant to clauses (iii) through (vi) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably practicable (and, in the case of (i)(A) below, not less than three Trading Days prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one Trading Day following the day: (i)(A) when a Prospectus or any prospectus supplement (but only to the extent notice is required under Section 3(a) above) or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies the Company in writing whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (in which case the Company shall, solely to the extent such comments relate to the selling stockholders or the Plan of Distribution, provide true and complete copies thereof and all written responses thereto to each of the Holders that pertain to the Holders as a selling stockholder or to the Plan of Distribution, but not information which the Company believes would constitute material non-public information); and (C) with respect to each Registration Statement or any post-effective amendment, when the same has been declared effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information that pertains to the Holders as selling stockholders or the Plan of Distribution; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; (v) of the occurrence of any event or passage of time that makes the financial statements included or incorporated by reference in a Registration Statement ineligible for inclusion or incorporation by reference therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (vi) of the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of a Registration Statement or Prospectus; provided, that any and all of such information shall remain confidential to each Holder until such information otherwise becomes public, unless disclosure by a Holder is required by law.
(c)Use its commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.
(d)If requested by a Holder, furnish to such Holder, without charge, at least one conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent reasonably requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission; provided, that the Company shall have no obligation to provide any document pursuant to this clause that is available on the Commission’s EDGAR system.
(e)If requested by a Holder, promptly deliver to such Holder, without charge, as many copies of each Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request. Subject to Section 7(c) hereof, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.
(f)Prior to any public offering of Registrable Securities by a Holder, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of those jurisdictions within the United States as any Holder reasonably requests in writing to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statements; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or subject the Company to any material tax in any such jurisdiction where it is not then so subject.
(g)If requested by a Holder, to exercise commercially reasonably efforts to cause the Company’s transfer agent to take all necessary actions and to otherwise cooperate with such Holder to facilitate the timely preparation and delivery of certificates or book-entry statements representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statements, which certificates or book-entry statements shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may reasonably request.
(h)Upon the occurrence of any event contemplated by clauses (v) of Section 3(c), as promptly as reasonably possible (taking into account the Company’s good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event), prepare a supplement or amendment, including a post-effective amendment, to the affected Registration Statements or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holders in accordance with clauses (ii) through (vi) of Section 3(c) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such Prospectus. The Company will use its commercially reasonable efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable and to update the Registration Statement to the extent required by applicable law or regulation to ensure that it contains materially accurate information with respect to the Company and no omission that would make the statements contained therein materially misleading. For the avoidance of doubt, (i) any period of time for which the availability of a Registration Statement and Prospectus are suspended pursuant to Section 2(d) and (e) shall be disregarded when determining the time period allotted this under Section 3(i), and (ii) no suspension of the availability of a Registration Statement and Prospectus hereunder shall be deemed to restrict the sale of any Registrable Securities in any other manner that may be permitted by applicable law (including, to the extent available, Rule 144).
(i)The Company may require each selling Holder to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Holder and any Affiliate thereof, the natural persons thereof that have voting and dispositive control over the shares and any other information with respect to such Holder as the Commission requests.
4.Holder’s Obligations. It shall be a condition precedent to the obligations of the Company to complete any registration pursuant to this Agreement with respect to the Registrable Securities of a Holder that such Holder shall timely furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required by the Company to effect and maintain the effectiveness of the registration of such Registrable Securities and shall timely execute such documents in connection with such registration as the Company may reasonably request. Any sale of any Registrable Securities by any Holder pursuant to a Prospectus delivered by such Holder shall constitute a representation and warranty by such Holder that the information regarding such Holder is as set forth in such Prospectus, and that such Prospectus does not as of the time of such sale contain any untrue statement of a material fact regarding such Holder or omit to state any material fact regarding such Holder necessary to make the statements in such Prospectus, in the light of the circumstances under which they were made, not misleading, solely to the extent such facts are based upon information regarding such Holder furnished in writing to the Company by such Holder for use in such Prospectus.
5.Registration Expenses. All fees and expenses incident to the Company’s performance of or compliance with its obligations under this Agreement (excluding any underwriting discounts and selling commissions and all legal fees of counsel to the Holder(s), which shall be borne solely by the Holder(s)) shall be borne by the Company whether or not any Registrable Securities are sold or transferred pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the principal market on which the Common Stock is then listed for trading, and (B) in compliance with applicable state securities or Blue Sky laws), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the Holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) reasonable fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) reasonable fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any underwriting, broker or similar fees or commissions of any Holder or, except to the extent provided for in the Transaction Documents, any legal fees or other costs of the Holders. To the extent that underwriting discounts and selling commissions are incurred in connection with the sale of Registrable Securities in an Underwritten Offering hereunder, such underwriting discounts and selling commissions shall be borne by the Holders of Registrable Securities sold pursuant to such Underwritten Offering, pro rata on the basis of the number of Registrable Securities sold on their behalf in such Underwritten Offering.Indemnification.Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents, partners, members, stockholders and employees of each Holder, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents, partners, members, stockholders and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose), or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (1) such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose) or (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v), the Losses were caused solely by the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of a Resumption Notice (as defined below) or an amended or supplemented Prospectus, but only if and to the extent that following the receipt of a Resumption Notice or the amended or supplemented Prospectus the misstatement or omission giving rise to such Loss would have been corrected; provided, however, that the foregoing indemnity shall not apply to amounts paid in settlement of any such Loss if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed). The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.Indemnification by HoldersEach Holder shall, notwithstanding any termination of this Agreement, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents, partners, members, stockholders or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising solely out of or based solely upon: (x) for so long as the Company is not eligible to use Form S-3 under the Securities Act for a primary offering in reliance on General Instruction I.B.1 of such form and the prospectus delivery requirements of the Securities Act apply to sales by such Holder, such Holder’s failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading to the extent, but only to the extent that, (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose), (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v), the Losses were caused solely by the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of a Resumption Notice or an amended or supplemented Prospectus, but only if and to the extent that following the receipt of a Resumption Notice or the amended or supplemented Prospectus the misstatement or omission giving rise to such Loss would have been corrected or (3) to the extent that any such Losses arise out of the Purchaser’s (or any other indemnified Person’s) failure to send or give a copy of the Prospectus or supplement (as then amended or supplemented), if required, pursuant to Rule 172 under the Securities Act (or any successor rule) to the Persons asserting an untrue statement or alleged untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such Prospectus or supplement; provided, however, that the foregoing indemnity shall not apply to amounts paid in settlement of any such Loss if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld, conditioned or delayed). In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party); provided, that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties pursuant to this Section 6(c). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.
All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).
(a)Contribution. If a claim for indemnification under Section 6(a) or 6(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 6(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.
The indemnity and contribution agreements contained in this Section 6 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties and are not in diminution or limitation of the indemnification provisions under the Purchase Agreement.
6.Miscellaneous.Remedies. In the event of a breach by the Company or by a Holder of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agree that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate. Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement and shall sell the Registrable Securities only in accordance with the Plan of Distribution described in the Prospectus.Discontinued Disposition. Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (a “Resumption Notice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to its transfer agent to enforce the provisions of this paragraph.Furnishing of Information. Each Holder shall furnish in writing to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably requested by the Company to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.Amendments and Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed by the Company and the Holder or Holders (as applicable) of no less than a majority of the then outstanding Registrable Securities. The Company shall provide prior notice to all Holders of any proposed waiver or amendment. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.Termination of Registration Rights. For the avoidance of doubt, it is expressly agreed and understood that (i) in the event that there are no Registrable Securities outstanding as of a Filing Date, then the Company shall have no obligation to file, cause to be declared effective or to keep effective any Registration Statement hereunder (including any Registration Statement previously filed pursuant to this Agreement) and (ii) all registration rights granted to the Holders hereunder, shall terminate in their entirety effective on the first date on which there shall cease to be any Registrable Securities outstanding.Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be sent by confirmed electronic mail, or mailed by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, and shall be deemed given when so sent in the case of electronic mail transmission, or when so received in the case of mail or courier, and addressed as follows:if to the Company, to:
Heska Corporation
3760 Rocky Mountain Ave
Loveland, CO 80538
Attention: Legal Department
Email: [***]

with a copy (which shall not constitute notice) to:

Gibson, Dunn & Crutcher LLP
1801 California Street
Denver, Colorado, 80202-2642
Attention:     Robyn Zolman
Ryan A. Murr
Email:         rzolman@gibsondunn.com
rmurr@gibsondunn.com

If to a Purchaser:	To the address set forth under such Purchaser’s name on the signature pages hereto
If to any other Person who is then the registered Holder:	To the address of such Holder as it appears in the stock transfer books of the Company or such other address as may be designated in writing hereafter, in the same manner, by such Person.
(a)Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. Each Holder may assign its respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement; provided, in each case, that (i) the Holder agrees in writing with the transferee or assignee to assign such rights and related obligations under this Agreement, and for the transferee or assignee to assume such obligations, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being transferred or assigned, (iii) at or before the time the Company received the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein and (iv) the transferee is an “accredited investor,” as that term is defined in Rule 501 of Regulation D.Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile of “.pdf” signature were the original thereof.Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof. With respect to any disputes arising out of or related to this Agreement, the parties consent to the exclusive jurisdiction of, and venue in, the Court of Chancery of the State of Delaware, provided, that if jurisdiction is not then available in the Court of Chancery of the State of Delaware, then any such legal action or proceeding may be brought in any federal court located in the State of Delaware or any other Delaware state court. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their good faith reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser hereunder are several and not joint with the obligations of any other Purchaser hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. The decision of each Purchaser to purchase Securities pursuant to the Transaction Documents has been made independently of any other Purchaser. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Shares or enforcing its rights under the Transaction Documents. Each Purchaser shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.[Signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

HESKA CORPORATION

By:
Name:
Title:        .
IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.
PURCHASERS:

By:
Name:
Title:
Address:

Email:

ANNEX A
PLAN OF DISTRIBUTION
The selling stockholders and any of their pledgees, donees, transferees, assignees or other successors-in-interest may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions. The selling stockholders may use one or more of the following methods when disposing of the shares or interests therein:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	through brokers, dealers or underwriters that may act solely as agents;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•
through the writing or settlement of options or other hedging transactions entered into after the effective date of the registration statement of which this prospectus is a part, whether through an options exchange or otherwise;

•	settlement of short sales entered into after the effective date of the registration statement of which this prospectus is a part;

•	broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of disposition; and

•	any other method permitted pursuant to applicable law.
The selling stockholders may also sell shares under Rule 144 under the Securities Act of 1933, as amended, or Securities Act, if available, or Section 4(a)(1) under the Securities Act, rather than under this prospectus, provided that they meet the criteria and conform to the requirements of those provisions.
If the selling stockholders effect such transactions by selling shares of common stock to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents engaged by the selling stockholders may arrange for other broker-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the selling stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The selling stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved.
The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time under this prospectus, or under a supplement or amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending, if necessary, the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.
Each selling stockholder has informed the Company that it is not a registered broker-dealer and does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the common stock. If the Company is notified in writing by a selling stockholder that any material arrangement has been entered into with a broker-dealer for the sale of common stock through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, we will file a supplement to this prospectus, if required, pursuant to Rule 424(b) under the Securities Act, disclosing (i) the name of each such selling stockholder and of the participating broker-dealer(s), (ii) the number of shares involved, (iii) the price at which such shares of common stock were sold, (iv) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus, and (vi) other facts material to the transaction. In addition, upon being notified in writing by a selling stockholder that a donee or pledge intends to sell more than 500 shares of common stock, the Company will file a supplement to this prospectus if then required in accordance with applicable securities law.
The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.
In connection with the sale of the shares of common stock or interests in shares of common stock, the selling stockholders may enter into hedging transactions after the effective date of the registration statement of which this prospectus is a part with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The selling stockholders may also sell shares of common stock short after the effective date of the registration statement of which this prospectus is a part and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The selling stockholders may also enter into option or other transactions after the effective date of the registration statement of which this prospectus is a part with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).
The selling stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. The maximum commission or discount to be received by any member of the Financial Industry Regulatory Authority (FINRA) or independent broker-dealer will not be greater than eight percent of the initial gross proceeds from the sale of any security being sold.
The Company has advised the selling stockholders that they are required to comply with Regulation M promulgated under the Securities Exchange Act of 1934, as amended, during such time as they may be engaged in a distribution of the shares. The foregoing may affect the marketability of the common stock.
The aggregate proceeds to the selling stockholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any. Each of the selling stockholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents. The Company will not receive any of the proceeds from this offering.
The Company is required to pay all fees and expenses incident to the registration of the shares. The Company has agreed to indemnify the selling stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act or otherwise.
The Company has agreed with the selling stockholders to keep the registration statement of which this prospectus constitutes a part effective until the earlier of (a) such time as all of the shares covered by this prospectus have been disposed of pursuant to and in accordance with the registration statement, or (b) the date on which the shares of common stock covered by this prospectus may be sold or transferred by non-affiliates without any volume limitations or pursuant to Rule 144 of the Securities Act.

Exhibit B
Irrevocable Transfer Agent Instructions

[●], 2020
Computershare Trust Company, N.A.
8742 Lucent Blvd., Suite 225
Highlands Ranch, CO 80129
Attention: Brooke Webb

Ladies and Gentlemen:

Reference is made to that certain Securities Purchase Agreement, dated as of January 12, 2020 (the “Agreement”), by and among Heska Corporation, a Delaware corporation (the “Company”), and the purchasers set forth on Schedule I hereto (collectively, and including permitted transferees, the “Holders”), pursuant to which the Company is issuing to the Holders shares of Series X Convertible Preferred Stock of the Company, par value $0.01 per share (the “Preferred Stock”), which are convertible into shares of Public Common Stock, par value $0.01 per share (the “Common Stock”).

By this letter , you are irrevocably authorized and directed to issue an aggregate of 125,000 shares of the Company’s Preferred Stock (the “Shares”). The Shares should be issued as book restricted shares in the names and denominations specified on Schedule I hereto. The Shares have not been registered and are, therefore, “restricted shares.” Accordingly, the Shares should bear the following restricted legend:

NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON CONVERSION OF THESE SECURITIES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS TRANSFER AGENT OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.
The Shares may be issued to any Holder in certificate form (each, a “Certificate” and collectively, the “Certificates”) upon request. The date of any Certificate issued should be [●], 2020 and should contain the aforementioned legend.

This letter shall also serve as our irrevocable authorization and direction to you (provided that you are the transfer agent of the Company at such time and the conditions set forth in this letter are satisfied), subject to any stop transfer instructions that we may issue to you from time to time, if any, to issue shares of Preferred Stock upon transfer or resale of the Shares.

You acknowledge and agree that so long as you have received written confirmation from the Company’s legal counsel that a registration statement covering resales of the Shares has been declared effective by the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”), and a copy of such registration statement, then, unless otherwise required by law, you shall use your commercially reasonable efforts to issue the certificates representing the Shares registered in the names of such Holders or transferees, as the case may be, within five (5) Business Days of your receipt of a notice of transfer of Shares, and such certificates shall not bear any legend restricting transfer of the Shares thereby and should not be subject to any stop-transfer restriction.

A form of written confirmation from the Company’s outside legal counsel that a registration statement covering resales of the Shares has been declared effective by the Commission under the Securities Act (which confirmation shall be delivered to you upon effectiveness of the registration statement) is attached hereto as Annex A.

Please be advised that the Holders are relying upon this letter as an inducement to enter into the Agreement and, accordingly, each Holder is a third party beneficiary to these instructions.
Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions.
[Signature page follows]

Very truly yours,
HESKA CORPORATION

By: __________________________________                            Name: ________________________________
Title: ________________________________

Acknowledged and Agreed:
Computershare Trust Company, N.A.

By: __________________________________
Name: ________________________________
Title: ________________________________

Date: _________________, 2020

EXHIBIT C
Form of Certificate of Designations
[Attached]

HESKA CORPORATION
CERTIFICATE OF DESIGNATION OF PREFERENCES,
RIGHTS AND LIMITATIONS
OF
SERIES X CONVERTIBLE PREFERRED STOCK
PURSUANT TO SECTION 151 OF THE
DELAWARE GENERAL CORPORATION LAW
HESKA CORPORATION, a Delaware corporation (the “Corporation”), in accordance with the provisions of Section 103 of the Delaware General Corporation Law (the “DGCL”) does hereby certify that, in accordance with Sections 141(c) and 151 of the DGCL, the following resolution was duly adopted by the Board of Directors of the Corporation (the “Board”) on January 11, 2020:
RESOLVED, pursuant to authority expressly set forth in the Restated Certificate of Incorporation of the Corporation, as amended (the “Certificate of Incorporation”), the issuance of a series of Preferred Stock designated as the Series X Convertible Preferred Stock, par value $0.01 per share, of the Corporation is hereby authorized and the designation, number of shares, powers, preferences, rights, qualifications, limitations and restrictions thereof (in addition to any provisions set forth in the Certificate of Incorporation that are applicable to the Preferred Stock of all classes and series) are hereby fixed, and this Certificate of Designation of Preferences, Rights and Limitations of Series X Convertible Preferred Stock is hereby approved as follows:
SERIES X CONVERTIBLE PREFERRED STOCK
Section 1. Definitions. For the purposes hereof, the following terms shall have the following meanings:
“Affiliate” means any person or entity that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a person or entity, as such terms are used in and construed under Rule 144 under the Securities Act of 1933. With respect to a Holder, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Holder will be deemed to be an Affiliate of such Holder.
“Business Day” means any day except Saturday, Sunday, any day which shall be a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.
“Commencement Date” means May 1, 2020.
“Commission” means the Securities and Exchange Commission.
“Common Stock” means the Corporation’s Public Common Stock, par value $0.01 per share, and stock of any other class of securities into which such securities may hereafter be reclassified into.
 “Conversion Price” for the Series X Preferred Stock shall be equal to $82.85.
“Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of the shares of Series X Preferred Stock in accordance with the terms hereof.
“Dividend Payment Date” shall mean the date that is 60 days after the end of each Dividend Period, unless the Board designates an earlier date that is no earlier than the first day after the end of such Dividend Period, commencing with the Dividend Period in which the Commencement Date occurs, and no later than the earliest date of payment in respect of any Parity Securities or Junior Securities with respect to any such Dividend Period.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
“Holder” means any holder of Series X Preferred Stock.
“Liquidation Preference” means, with respect to any share of Series X Preferred Stock, as of any date, an amount equal to the sum of (x) the Stated Value and (y) accrued but unpaid dividends, if any, on such share of Series X Preferred Stock.
“National Securities Exchange” shall mean an exchange registered with the Commission under Section 6(a) of the Exchange Act.
“Person” means any individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.
“Stated Value” shall mean $1,000 per share.
“Trading Day” means a day on which the Common Stock is traded for any period on a National Securities Exchange or if the Common Stock is not traded on a National Securities Exchange, on a day that the Common Stock is traded on another securities market on which the Common Stock is then being traded.
Section 2. Designation, Amount and Par Value; Assignment; Maturity.
(a)     The series of Preferred Stock designated by this Certificate of Designation shall be designated as the Corporation’s Series X Convertible Preferred Stock (the “Series X Preferred Stock”) and the number of shares so designated shall be 125,000. Series X Preferred Stock shall have a par value of $0.01 per share.
(b)     The Corporation shall register shares of the Series X Preferred Stock, upon records to be maintained by the Corporation for that purpose (the “Series X Preferred Stock Register”), in the name of the Holders thereof from time to time. The Corporation may deem and treat the registered Holders of shares of Series X Preferred Stock as the absolute owners thereof for the purpose of any conversion thereof and for all other purposes. Shares of Series X Preferred Stock may be issued solely in book-entry form or, if requested by any Holder, such Holder’s shares may be issued in certificated form. The Corporation shall register the transfer of any shares of Series X Preferred Stock in the Series X Preferred Stock Register, upon surrender of the certificates (if applicable) evidencing such shares to be transferred, duly endorsed by the Holder thereof, to the Corporation at its address specified herein. Upon any such registration or transfer, a new certificate evidencing the shares of Series X Preferred Stock so transferred shall be issued to the transferee and a new certificate evidencing the remaining portion of the shares not so transferred, if any, shall be issued to the transferring Holder, in each case, within ten (10) Business Days. The provisions of this Certificate of Designation are intended to be for the benefit of all Holders from time to time and shall be enforceable by any such Holder.
(c) The Series X Preferred Stock has no stated maturity. Shares of Series X Preferred Stock will remain outstanding indefinitely until converted in accordance with the terms of this Certificate of Designation or otherwise repurchased by the Corporation.
Section 3.     Dividends.
(a) From the Commencement Date, each share of Series X Preferred Stock outstanding shall accrue dividends, whether or not declared by the Board, on a daily basis, at a per annum rate of 5.75% (the “Coupon”) on the amount of the Stated Value per share of Series X Preferred Stock (“Preferred Dividends”); provided, that (x) for each of the Dividend Periods ended September 30, 2021, December 31, 2021, March 30, 2022 and June 30, 2022, the Coupon shall be a per annum rate of 6.50% and (y) for the Dividend Period ended September 30, 2022 and any Dividend Period thereafter, the Coupon shall be a per annum rate of 7.25%. Such Preferred Dividends shall be non-compounding and shall be payable quarterly in cash, out of funds legally available for the payment of dividends to the Corporation’s stockholders under the DGCL. If and to the extent that the Board determines that there are insufficient funds legally available for the payment of dividends to the Corporation’s stockholders under the DGCL and, as a result, it elects not to pay all or any portion of the Preferred Dividend payable for a particular Dividend Period pursuant to this Section 3(a) in cash on the applicable Dividend Payment Date, then the amount of the Preferred Dividend or any portion thereof that is not paid in cash shall accrue and the Liquidation Preference would be increased by the amount of any such accrued but unpaid dividends.
(b) The amount of Preferred Dividends payable on the Series X Preferred Stock on any date prior to the end of a Dividend Period, and for the initial Dividend Period, shall be computed on the basis of a 360-day year consisting of twelve 30-day months, and actual days elapsed over a 30-day month.
(c) Preferred Dividends payable on Series X Preferred Stock on any Dividend Payment Date and that are declared by the Board will be payable to Holders of record as of the close of business on the applicable record date, which shall be (i) the fifteenth (15th) calendar day preceding the applicable Dividend Payment Date, or, (ii) with respect to any Preferred Dividends not paid on the scheduled Dividend Payment Date therefor, such record date fixed by the Board (or a duly authorized committee of the Board) that is not more than sixty (60) nor less than ten (10) days prior to such date on which such accrued and unpaid Preferred Dividends are to be paid (each such record date, a “Dividend Record Date”). Any such day that is a Dividend Record Date shall be a Dividend Record Date whether or not such day is a Business Day.
(d) The quarterly dividend periods with respect to Preferred Dividends shall commence on and include January 1, April 1, July 1 and October 1 of each year, respectively (other than the initial Dividend Period, which shall commence on and include the Commencement Date for each share of Series X Preferred Stock), and shall end on and include the last calendar day of the quarterly dividend periods ending March 31, June 30, September 30 and December 31, respectively, preceding the next Dividend Payment Date (each, a “Dividend Period”).
(e) In addition to the Preferred Dividends, Holders shall be entitled to receive, and the Corporation shall pay, dividends on shares of the Series X Preferred Stock (on an as-if-converted-to-Common-Stock basis) equal to and in the same form, and in the same manner, as dividends (other than dividends on shares of the Common Stock payable in the form of Common Stock) actually paid on shares of the Common Stock when, as and if such dividends (other than dividends payable in the form of Common Stock) are paid on shares of the Common Stock. Other than as set forth in this Section 3, no other dividends shall be paid on shares of Series X Preferred Stock, and the Corporation shall pay no dividends (other than dividends payable in the form of Common Stock) on shares of the Common Stock unless it simultaneously complies with the previous sentence.
(f) Notwithstanding anything to the contrary herein, (i) if any shares of Series X Preferred Stock are converted into Conversion Shares in accordance with this Certificate of Designation on a Conversion Date during the period after the last day of a Dividend Period and prior to the close of business on the corresponding Dividend Record Date for such Dividend Period and the Corporation has not paid the entire amount of the Preferred Dividends payable for such corresponding Dividend Period, then the amount of the Preferred Dividends with respect to such shares of Series X Preferred Stock shall be added to the Liquidation Preference for purposes of such conversion; and (ii) if any shares of Series X Preferred Stock are converted into Conversion Shares in accordance with this Certificate of Designation on a Conversion Date during the period after the close of business on any Dividend Record Date and prior to the close of business on the corresponding Dividend Payment Date, then the amount of the Preferred Dividends with respect to such shares of Series X Preferred Stock (the “Residual Payments”), at the Corporation’s option, shall either (x) be paid in cash on or prior to the date of such conversion or (y) if not paid in cash, be added to the Liquidation Preference for purposes of such conversion. For the avoidance of doubt, such accrued dividends described in the immediately preceding sentence shall include, without limitation, dividends accruing from, and including, the last day of the most recently preceding Dividend Period to, but not including, the applicable Conversion Date.
Section 4.     Voting Rights. Except as otherwise provided herein or as otherwise required by the DGCL, the Series X Preferred Stock shall have no voting rights. However, as long as any shares of Series X Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote of the Holders of a majority of the then outstanding shares of the Series X Preferred Stock, (i) (x) alter or change adversely the powers, preferences or rights given to the Series X Preferred Stock or (y) alter or amend this Certificate of Designation, amend or repeal any provision of, or add any provision to, the Certificate of Incorporation or bylaws of the Corporation, or file any articles of amendment, certificate of designations, preferences, limitations and relative rights of any series of preferred stock, if such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Series X Preferred Stock in a manner materially different than the effect on the Common Stock, regardless of whether any of the foregoing actions shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation or otherwise, (ii) issue further shares of Series X Preferred Stock or increase or decrease (other than by conversion) the number of authorized shares of Series X Preferred Stock, or (iii) enter into any agreement with respect to any of the foregoing.
Section 5. Rank; Liquidation.
(a)     The Series X Preferred Stock shall rank: (i) senior to all of the Common Stock; (ii) senior to any class or series of capital stock of the Corporation hereafter created specifically ranking by its terms junior to any Series X Preferred Stock (“Junior Securities”); (iii) on parity with any class or series of capital stock of the Corporation hereafter created specifically ranking by its terms on parity with the Series X Preferred Stock (“Parity Securities”); and (iv) junior to any class or series of capital stock of the Corporation hereafter created specifically ranking by its terms senior to any Series X Preferred Stock (“Senior Securities”), in each case, as to distributions of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntarily or involuntarily.
(b)     Subject to the prior and superior rights of the holders of any Senior Securities of the Corporation, upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, each Holder of shares of Series X Preferred Stock shall be entitled to: (i) receive, in preference to any distributions of any of the assets or surplus funds of the Corporation to the holders of the Common Stock and Junior Securities and pari passu with any distribution to the holders of Parity Securities, (x) any dividends accrued but unpaid on such shares, (y) any Residual Payments and (z) the Liquidation Preference with respect to such shares of Series X Preferred Stock, in each case, before any payments shall be made or any assets distributed to holders of any class of Common Stock or Junior Securities, and (ii) participate pari passu with the holders of Common Stock (on an as-converted basis) in the remaining distribution of the net assets of the Corporation available for distribution. If, upon any such liquidation, dissolution or winding up of the Corporation, the assets of the Corporation shall be insufficient to pay the Holders of shares of the Series X Preferred Stock the amount required under clause (i) of the preceding sentence, then all remaining assets of the Corporation shall be distributed ratably to holders of the shares of the Series X Preferred Stock and Parity Securities.
 Section 6. Conversion.
(a)     Conversions at Option of Holder. Subject to Section 6(d)(v), each share of Series X Preferred Stock shall be convertible, at any time and from time to time from and after the date such share is issued and subject to Section 6(d)(iii), at the option of the Holder thereof, into a number of shares of Common Stock equal to the Conversion Ratio. Holders shall effect conversions by providing the Corporation with the form of conversion notice attached hereto as Annex A (a “Notice of Optional Conversion”), duly completed and executed. Other than a conversion following a Fundamental Transaction or following a notice provided for under Section 7(d)(ii) hereof, the Notice of Optional Conversion must specify at least a number of shares of Series X Preferred Stock to be converted equal to the lesser of (x) 1,000 shares (such number subject to appropriate adjustment following the occurrence of an event specified in Section 7(a) hereof) and (y) the number of shares of Series X Preferred Stock then held by the Holder. Provided the Corporation’s transfer agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer program, the Notice of Optional Conversion may specify, at the Holder’s election, whether the applicable Conversion Shares shall be credited to the account of the Holder’s prime broker with DTC through its Deposit Withdrawal Agent Commission system (a “DWAC Delivery”). The “Optional Conversion Date”, or the date on which a conversion shall be deemed effective, shall be defined as the Trading Day that the Notice of Optional Conversion, completed and executed, is sent by facsimile to, and received during regular business hours by, the Corporation; provided, that the original certificate(s) (if any) representing such shares of Series X Preferred Stock being converted, duly endorsed, and the accompanying Notice of Optional Conversion, are received by the Corporation within two (2) Trading Days thereafter. In all other cases, the Optional Conversion Date shall be defined as the Trading Day on which the original shares of Series X Preferred Stock being converted, duly endorsed, and the accompanying Notice of Optional Conversion, are received by the Corporation.
(b) Conversions at Option of the Corporation. If the Holders have not elected to convert all outstanding shares of Series X Preferred Stock pursuant to Section 6(a), each share of Series X Preferred Stock shall be convertible, at any time and from time to time from and after the date such share is issued, at the option of the Corporation, into a number of shares of Common Stock equal to the Conversion Ratio. To convert shares of Series X Preferred Stock into Conversion Shares pursuant to this Section 6(b), the Corporation shall give written notice (the “Notice of Forced Conversion”) to each Holder stating that the Corporation elects to force conversion of such shares of Series X Preferred Stock pursuant to this Section 6(b) and shall state therein (A) the number of shares of Series X Preferred Stock to be converted and (B) the number of shares of Common Stock to be received by the Holder. If the Corporation validly delivers a Notice of Forced Conversion in accordance with this Section 6(b), the Corporation shall issue the Conversion Shares as soon as reasonably practicable, but not later than ten (10) Business Days thereafter (the date of issuance of such shares, the “Forced Conversion Date,” and each Forced Conversion Date or Optional Conversion Date, a “Conversion Date”). Any partial conversion of the Series X Preferred Stock will be made on a pro rata basis based on the relative number of shares of Series X Preferred Stock held by each Holder.
(c)     Conversion Ratio. The “Conversion Ratio” for each share of Series X Preferred Stock shall be equal to the Liquidation Preference of each such share divided by the Conversion Price.
(d)     Mechanics of Conversion.
(i) Optional Conversion. Not later than ten (10) Trading Days after the applicable Optional Conversion Date, or if the Holder requests the issuance of physical certificate(s), ten (10) Trading Days after receipt by the Corporation of the original certificate(s) representing such shares of Series X Preferred Stock being converted, duly endorsed, and the accompanying Notice of Optional Conversion, the Corporation shall (a) deliver, or cause to be delivered, to the converting Holder a physical certificate or certificates representing the number of Conversion Shares being acquired upon the conversion of shares of Series X Preferred Stock, or (b) in the case of a DWAC Delivery (if so requested by the Holder), electronically transfer such Conversion Shares by crediting the account of the Holder’s prime broker with DTC through its DWAC system.
(ii) Forced Conversion. Upon a conversion at the option of the Corporation, each Holder shall promptly surrender to the Corporation the original certificate(s) (if any) representing such shares of Series X Preferred Stock being converted, duly endorsed.
(iii) Termination of Series X Preferred Stock Rights. Immediately prior to the close of business on the Optional Conversion Date or the Forced Conversion Date, as applicable, with respect to a conversion, a Holder shall be deemed to be the holder of record of Common Stock issuable upon conversion of such Holder’s shares of Series X Preferred Stock notwithstanding that the share register of the Corporation shall then be closed or that certificates or book-entry notations representing such Common Stock shall not then be actually delivered to such Holder. On the Optional Conversion Date or the Forced Conversion Date, as applicable, dividends shall cease to accrue on the shares of Series X Preferred Stock so converted and all other rights with respect to the shares of Series X Preferred Stock so converted, including the rights, if any, to receive notices, will terminate, except only the rights of Holders thereof to receive the number of whole, fully-paid and non-assessable shares of Common Stock into which such shares of Series X Preferred Stock have been converted.
(iv) Available Shares of Common Stock. Corporation covenants that at all times after receipt of stockholder approval to increase the Company’s shares of authorized Common Stock it will reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Series X Preferred Stock, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holders of the Series X Preferred Stock, not less than such aggregate number of shares of the Common Stock as shall be issuable (taking into account the adjustments of Section 7) upon the conversion of all outstanding shares of Series X Preferred Stock. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and non-assessable.
(v) Limitation on Conversion. In the event that any Holder elects to convert shares of Series X Preferred Stock into Conversion Shares pursuant to Section 6(a), the number of shares of Common Stock into which the shares of Series X Preferred Stock can then be converted upon such exercise pursuant this Certificate of Designation shall not exceed the maximum number of unissued and otherwise unreserved shares of Common Stock which the Corporation may issue under the Certificate of Incorporation at any given time.
(vi) Fractional Shares. No fractional shares or scrip representing fractional shares of Common Stock shall be issued upon the conversion of the Series X Preferred Stock. As to any fraction of a share which a Holder would otherwise be entitled to receive upon such conversion, the Corporation shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Conversion Price.
(vii)     Transfer Taxes. The issuance of certificates for shares of the Common Stock upon conversion of the Series X Preferred Stock shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the registered Holder(s) of such shares of Series X Preferred Stock and the Corporation shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.
Section 7.     Certain Adjustments.
(a)     Stock Dividends and Stock Splits. If the Corporation, at any time while this Series X Preferred Stock is outstanding: (A) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion of this Series X Preferred Stock) with respect to the then outstanding shares of Common Stock; (B) subdivides outstanding shares of Common Stock into a larger number of shares; or (C) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event (excluding any treasury shares of the Corporation). Any adjustment made pursuant to this Section 7(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.
(b)     Fundamental Transaction. If, at any time while this Series X Preferred Stock is outstanding, (A) the Corporation effects any merger or consolidation of the Corporation with or into another Person or any stock sale to, or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, share exchange or scheme of arrangement) with or into another Person (other than such a transaction in which the Corporation is the surviving or continuing entity and its Common Stock is not exchanged for or converted into other securities, cash or property), (B) the Corporation effects any sale of all or substantially all of its assets in one transaction or a series of related transactions, (C) any tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which more than 50% of the Common Stock not held by the Corporation or such Person is exchanged for or converted into other securities, cash or property, or (D) the Corporation effects any reclassification of the Common Stock or any compulsory share exchange pursuant (other than as a result of a dividend, subdivision or combination covered by Section 7(a) above) to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then, upon any subsequent conversion of this Series X Preferred Stock the Holders shall have the right to receive, in lieu of the right to receive Conversion Shares, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one share of Common Stock (the “Alternate Consideration”). For purposes of any such subsequent conversion, the determination of the Conversion Ratio shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Corporation shall adjust the Conversion Ratio in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holders shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Series X Preferred Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Corporation or surviving entity in such Fundamental Transaction shall file a new Certificate of Designation with the same terms and conditions and issue to the Holders new preferred stock consistent with the foregoing provisions and evidencing the Holders’ right to convert such preferred stock into Alternate Consideration. The terms of any agreement to which the Corporation is a party and pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 7(b) and insuring that this Series X Preferred Stock (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction. The Corporation shall cause to be delivered to each Holder, at its last address as it shall appear upon the stock books of the Corporation, written notice of any Fundamental Transaction at least twenty (20) calendar days prior to the date on which such Fundamental Transaction is expected to become effective or close.
(c)     Calculations. All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.
(d)     Notice to the Holders.
(i)     Adjustment to Conversion Price. Whenever the Conversion Price is adjusted pursuant to any provision of this Section 7, the Corporation shall promptly deliver to each Holder a notice setting forth the Conversion Ratio after such adjustment and setting forth a brief statement of the facts requiring such adjustment.
(ii)     Other Notices. If (A) the Corporation shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Corporation shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Corporation shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Corporation shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Corporation is a party, any sale or transfer of all or substantially all of the assets of the Corporation, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Corporation shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation, then, in each case, the Corporation shall cause to be filed at each office or agency maintained for the purpose of conversion of this Series X Preferred Stock, and shall cause to be delivered to each Holder at its last address as it shall appear upon the stock books of the Corporation, at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice.
Section 8. Miscellaneous.
(a)     Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder including, without limitation, any Notice of Optional Conversion, shall be in writing and delivered personally, by facsimile, via email, or sent by a nationally recognized overnight courier service, addressed to Heska Corporation, at 3760 Rocky Mountain Ave, Loveland, CO 80538, [***], [***], attention Legal Department, with a copy to (which shall not constitute notice) to: Gibson, Dunn & Crutcher LLP, 555 Mission Street, San Francisco, CA 94105-0921, Attn: Ryan Murr or such other facsimile number, email address, or mailing address as the Corporation may specify for such purposes by notice to the Holders delivered in accordance with this Section. Any and all notices or other communications or deliveries to be provided by the Corporation hereunder, including any Notice of Forced Conversion, shall be in writing and delivered personally, by facsimile, email, or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number, email address or mailing address of such Holder appearing on the books of the Corporation, or if no such facsimile number, email address, or mailing address appears on the books of the Corporation, at the principal place of business of such Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of: (i) the date of transmission, if such notice or communication is delivered via facsimile or email prior to 5:30 p.m. (New York City time) on any date, (ii) the date immediately following the date of transmission, if such notice or communication is delivered via facsimile or email between 5:30 p.m. and 11:59 p.m. (New York City time) on any date, (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.
(b)     Lost or Mutilated Series X Preferred Stock Certificate. If a Holder’s Series X Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Series X Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership thereof, reasonably satisfactory to the Corporation and, in each case, customary and reasonable indemnity, if requested. Applicants for a new certificate under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Corporation may prescribe.
(c)     Waiver. Any waiver by the Corporation or a Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation or a waiver by any other Holders. The failure of the Corporation or a Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation. Any waiver by the Corporation or a Holder must be in writing. Notwithstanding any provision in this Certificate of Designation to the contrary, any provision contained herein and any right of the Holders of Series X Preferred Stock granted hereunder may be waived as to all shares of Series X Preferred Stock (and the Holders thereof) upon the written consent of the Holders of not less than a majority of the shares of Series X Preferred Stock then outstanding, unless a higher percentage is required by the DGCL, in which case the written consent of the Holders of not less than such higher percentage shall be required.
 (d) Severability. If any provision of this Certificate of Designation is invalid, illegal or unenforceable, the balance of this Certificate of Designation shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.
(e)     Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.
(f)     Headings. The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designation and shall not be deemed to limit or affect any of the provisions hereof.
(g)     Status of Converted Series X Preferred Stock. If any shares of Series X Preferred Stock shall be converted or redeemed by the Corporation, such shares shall resume the status of authorized but unissued shares of preferred stock and shall no longer be designated as Series X Preferred Stock.
********************

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Designation this _____ day of ________, 2020.

ANNEX A
NOTICE OF CONVERSION
(TO BE EXECUTED BY THE REGISTERED HOLDER
IN ORDER TO CONVERT SHARES OF SERIES X PREFERRED STOCK)
The undersigned Holder hereby irrevocably elects to convert the number of shares of Series X Preferred Stock indicated below, represented by stock certificate No(s). [●] (the “Preferred Stock Certificates”), into shares of Public Common Stock, par value $0.01 per share (the “Common Stock”), of Heska Corporation, a Delaware corporation (the “Corporation”), as of the date written below. If securities are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Capitalized terms utilized but not defined herein shall have the meaning ascribed to such terms in that certain Certificate of Designation of Preferences, Rights and Limitations of Series X Convertible Preferred Stock (the “Certificate of Designation”) filed by the Corporation with the Delaware Secretary of State on [●], 2020.
Conversion calculations:

Date to Effect Conversion:

Number of shares of Series X Preferred Stock owned prior to Conversion:

Number of shares of Series X Preferred Stock to be Converted:

Number of shares of Common Stock to be Issued:

Address for delivery of physical certificates:
or

for DWAC Delivery:

DWAC Instructions:

Broker no:

Account no:

HOLDER

By:

Name:_______________________________

Title:________________________________

Date:________________________________

EXHIBIT D
ACCREDITED INVESTOR QUESTIONNAIRE
(ALL INFORMATION WILL BE TREATED CONFIDENTIALLY)
To:    Heska Corporation
This Investor Questionnaire (“Questionnaire”) must be completed by each potential investor in connection with the offer and sale of the shares of Series X Convertible Preferred Stock, par value $0.01 per share (collectively, the “Securities”), of Heska Corporation., a Delaware corporation (the “Corporation”). The Securities are being offered and sold by the Corporation without registration under the Securities Act of 1933, as amended (the “Act”), and the securities laws of certain states, in reliance on the exemptions contained in Section 4(a)(2) of the Act and on Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. The Corporation must determine that a potential investor meets certain suitability requirements before offering or selling Securities to such investor. The purpose of this Questionnaire is to assure the Corporation that each investor will meet the applicable suitability requirements. The information supplied by you will be used in determining whether you meet such criteria, and reliance upon the private offering exemptions from registration is based in part on the information herein supplied.
This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy any security. Your answers will be kept strictly confidential. However, by signing this Questionnaire, you will be authorizing the Corporation to provide a completed copy of this Questionnaire to such parties as the Corporation deems appropriate in order to ensure that the offer and sale of the Securities will not result in a violation of the Act or the securities laws of any state and that you otherwise satisfy the suitability standards applicable to purchasers of the Securities. All potential investors must answer all applicable questions and complete, date and sign this Questionnaire. Please print or type your responses and attach additional sheets of paper if necessary to complete your answers to any item.
PART A.    BACKGROUND INFORMATION
Name of Beneficial Owner of the Securities:
Business Address:
(Number and Street)

(City)    (State)    (Zip Code)
Telephone Number: (___)
If a corporation, partnership, limited liability company, trust or other entity:
Type of entity:
State of formation:______________________    Approximate date of formation: ____________________
Were you formed for the purpose of investing in the securities being offered?
Yes ____    No ____
If an individual:
Residence Address:
(Number and Street)

(City)    (State)    (Zip Code)

Telephone Number: (___)
Age: __________    Citizenship: ____________    Where registered to vote: _______________
Set forth in the space provided below the state(s), if any, in the United States in which you maintained your residence during the past two years and the dates during which you resided in each state:
Are you a director or executive officer of the Corporation?
Yes ____    No ____
Social Security or Taxpayer Identification No.
PART B.    ACCREDITED INVESTOR QUESTIONNAIRE
In order for the Company to offer and sell the Securities in conformance with state and federal securities laws, the following information must be obtained regarding your investor status. Please initial each category applicable to you as a Purchaser of Securities of the Company.

__ (1)
A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

__ (2)	A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;

__ (3)	An insurance company as defined in Section 2(13) of the Securities Act;

__ (4)	An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of such act;

__ (5)	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

__ (6)
A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

__ (7)
An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

__ (8)	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

__ (9)
An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000;

__ (10) A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of investing in the Company;

___(11) A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000 (excluding the value of such persons’ primary residence);
___(12) A natural person who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with that person’s spouse in excess of $300,000, in each of those years, and has a reasonable expectation of reaching the same income level in the current year;
___(13) An executive officer or director of the Company;
___(14) An entity in which all of the equity owners qualify under any of the above subparagraphs. If the undersigned belongs to this investor category only, list the equity owners of the undersigned, and the investor category which each such equity owner satisfies.
A.    FOR EXECUTION BY AN INDIVIDUAL:
By
Date
Print Name:
B.    FOR EXECUTION BY AN ENTITY:
Entity Name:
By
Date
Print Name:
Title:

C.	ADDITIONAL SIGNATURES (if required by partnership, corporation or trust document):
Entity Name:
By
Date
Print Name:
Title:
Entity Name:
By
Date
Print Name:
Title:     _____________________

[Signature Page to Securities Purchase Agreement]